Exhibit 99.77Q3 CERT

Registrant Name: American Century Strategic Asset Allocations, Inc. File Number: 811-8532
Registrant CIK Number: 0000924211

     The electronic format for filing FORM N-SAR does not provide adequate space for responding fully to Items 15, 48, 72DD, 72EE, 73A, 74U and 74V. The complete answers are as follows:

Item 15

Custodian:                                                    Sub-Custodian:
J.P. Morgan Chase & Company                                   See Attachment A

                                    Attachment A
a.       Foreign Subcustodians:

Country                                             Foreign Subcustodian

ARGENTINA                                            JPMorgan Chase Bank
                                                            Buenos Aires
------------------------ -----------------------------------------------
------------------------ -----------------------------------------------
AUSTRALIA                   Australia and New Zealand Banking Group Ltd.
                                                              Melbourne
------------------------ ----------------------------------------------
------------------------ ----------------------------------------------
AUSTRIA                                                  J.P. Morgan AG
                                                              Frankfurt
------------------------ ----------------------------------------------
------------------------ ----------------------------------------------
BAHRAIN                                        National Bank of Bahrain
                                                                 Manama
------------------------ ----------------------------------------------
------------------------ ----------------------------------------------
BANGLADESH                                     Standard Chartered Bank
                                                                 Dhaka
------------------------ ----------------------------------------------
------------------------ ----------------------------------------------
BELGIUM                                                  J.P. Morgan AG
                                                              Frankfurt
------------------------ ----------------------------------------------
------------------------ ----------------------------------------------
BERMUDA                                     The Bank of Bermuda Limited
                                                               Hamilton
------------------------ ----------------------------------------------
------------------------ ----------------------------------------------
BOTSWANA                             Barclays Bank of Botswana Limited
                                                              Gaborone
------------------------ ----------------------------------------------
------------------------ ----------------------------------------------
BRAZIL                                                  Citibank, N.A.
                                                             Sao Paulo
------------------------ ----------------------------------------------
------------------------ ----------------------------------------------
BULGARIA                                                  ING Bank N.V.
                                                                 Sofia
------------------------ ----------------------------------------------
------------------------ ----------------------------------------------
CANADA                                             Royal Bank of Canada
                                                                Toronto
------------------------ ----------------------------------------------
------------------------ ----------------------------------------------
                                                   Royal Bank of Canada
                                                                Toronto
------------------------ ----------------------------------------------
------------------------ ----------------------------------------------
CHILE                                                    Citibank, N.A
                                                              Santiago
------------------------ ----------------------------------------------
------------------------ ----------------------------------------------
CHINA - SHANGHAI                                         Citibank, N.A.
                                                              New York
------------------------ ----------------------------------------------
------------------------ ----------------------------------------------
CHINA - SHENZHEN                                    JPMorgan Chase Bank
                                                              Hong Kong
------------------------ ----------------------------------------------
------------------------ ----------------------------------------------
COLOMBIA                    Cititrust Colombia S.A. Sociedad Fiduciaria
                                                     Santa Fe de Bogota
------------------------ ----------------------------------------------
------------------------ ----------------------------------------------
CROATIA                                    Privredna banka Zagreb d.d.
                                                                Zagreb
------------------------ ----------------------------------------------
------------------------ ----------------------------------------------
CYPRUS                                    The Cyprus Popular Bank Ltd.
                                                               Nicosia
------------------------ ----------------------------------------------
------------------------ ----------------------------------------------
CZECH REPUBLIC                     Ceskoslovenska obchodni banka, a.s.
                                                                Prague
------------------------ ----------------------------------------------
------------------------ ----------------------------------------------
DENMARK                                       Nordea Bank Danmark A/S
                                                           Copenhagen
------------------------ ----------------------------------------------
------------------------ ----------------------------------------------
ECUADOR                                                 Citibank, N.A.
                                                                 Quito
------------------------ ----------------------------------------------
------------------------ ----------------------------------------------
EGYPT                                                  Citibank, N.A.
                                                                Cairo
------------------------ ----------------------------------------------
------------------------ ----------------------------------------------
ESTONIA                                                  Esti Uhispank
                                                              Tallinn
------------------------ ----------------------------------------------
------------------------ ----------------------------------------------
FINLAND                                                  J.P. Morgan AG
                                                              Frankfurt
------------------------ ----------------------------------------------
------------------------ ----------------------------------------------
FRANCE                                                   J.P. Morgan AG
                                                              Frankfurt
------------------------ ----------------------------------------------
------------------------ ----------------------------------------------
                                                         J.P. Morgan AG
                                                              Frankfurt
------------------------ ----------------------------------------------
------------------------ ----------------------------------------------
GERMANY                                                  J.P. Morgan AG
                                                              Frankfurt
------------------------ ----------------------------------------------
------------------------ ----------------------------------------------
GHANA                                   Barclays Bank of Ghana Limited
                                                                 Accra
------------------------ ----------------------------------------------
------------------------ ----------------------------------------------
GREECE                                                   J.P. Morgan AG
                                                              Frankfurt
------------------------ ----------------------------------------------
------------------------ ----------------------------------------------
HONG KONG                                           JPMorgan Chase Bank
                                                              Hong Kong
------------------------ ----------------------------------------------
------------------------ ----------------------------------------------
HUNGARY                                                    ING Bank Rt.
                                                               Budapest
------------------------ ----------------------------------------------
------------------------ ----------------------------------------------
ICELAND                                                Islandsbanki-FBA
                                                              Reykjavik
------------------------ ----------------------------------------------
------------------------ ----------------------------------------------
INDIA                                 The Hongkong and Shanghai Banking
                                                    Corporation Limited
                                                                 Mumbai
------------------------ ----------------------------------------------
------------------------ ----------------------------------------------
                                                Standard Chartered Bank
                                                                 Mumbai
------------------------ ----------------------------------------------
------------------------ ----------------------------------------------
INDONESIA                            The Hongkong and Shanghai Banking
                                                   Corporation Limited
                                                               Jakarta
------------------------ ----------------------------------------------
------------------------ ----------------------------------------------
IRELAND                                                  J.P. Morgan AG
                                                              Frankfurt
------------------------ ----------------------------------------------
------------------------ ----------------------------------------------
ISRAEL                                         Bank Leumi le-Israel B.M.
                                                               Tel Aviv
------------------------ ----------------------------------------------
------------------------ ----------------------------------------------
ITALY                                                   J.P. Morgan AG
                                                             Frankfurt
------------------------ ---------------------------------------------
------------------------ ---------------------------------------------
IVORY COAST                                           Societe Generale
                                                                 Paris
------------------------ ---------------------------------------------
------------------------ ---------------------------------------------
JAMAICA                         FirstCaribbean International Trust and
                                       Merchant Bank (Jamaica) Limited
                                                              Kingston
------------------------ ----------------------------------------------
------------------------ ----------------------------------------------
JAPAN                                               JPMorgan Chase Bank
                                                                  Tokyo
------------------------ ----------------------------------------------
------------------------ ----------------------------------------------
                                                    JPMorgan Chase Bank
                                                                  Tokyo
------------------------ ----------------------------------------------
------------------------ ----------------------------------------------
JORDAN                                                    Arab Bank Plc
                                                                  Amman
------------------------ -----------------------------------------------
------------------------ -----------------------------------------------
KAZAKHSTAN                                      ABN AMRO Bank Kazakhstan
                                                                  Almaty
------------------------ -----------------------------------------------
------------------------ -----------------------------------------------
KENYA                                     Barclays Bank of Kenya Limited
                                                                 Nairobi
------------------------ -----------------------------------------------
------------------------ -----------------------------------------------
LATVIA                                                       Hansabanka
                                                                   Riga
------------------------ -----------------------------------------------
------------------------ -----------------------------------------------
LEBANON                                             JPMorgan Chase Bank
                                                               New York
------------------------ -----------------------------------------------
------------------------ -----------------------------------------------
LITHUANIA                                             Vilniaus Bankas AB
                                                                 Vilnius
------------------------ -----------------------------------------------
------------------------ -----------------------------------------------
LUXEMBOURG                                               J.P. Morgan AG
                                                              Frankfurt
------------------------ -----------------------------------------------
------------------------ -----------------------------------------------
MALAYSIA                                      HSBC Bank Malaysia Berhad
                                                           Kuala Lumpur
------------------------ -----------------------------------------------
------------------------ -----------------------------------------------
MALTA                                             HSBC Bank Malta p.l.c.
                                                               Valletta
------------------------ -----------------------------------------------
------------------------ -----------------------------------------------
MAURITIUS                              The Hongkong and Shanghai Banking
                                                    Corporation Limited
                                                             Port Louis
------------------------ ----------------------------------------------
------------------------ ----------------------------------------------
MEXICO                                           Banco J.P. Morgan, S.A.
                                                            Mexico, D.F
------------------------ ----------------------------------------------
----------------------- -----------------------------------------------
                                         Banco Nacional de Mexico, S.A.
                                                           Mexico, D.F
------------------------ ----------------------------------------------
------------------------ ----------------------------------------------
MOROCCO                               Banque Commerciale du Maroc S.A.
                                                            Casablanca
------------------------ ----------------------------------------------
------------------------ ----------------------------------------------
NAMIBIA                                Standard Bank of Namibia Limited
                                                               Windhoek
------------------------ ----------------------------------------------
------------------------ ----------------------------------------------
NETHERLANDS                                              J.P. Morgan AG
                                                              Frankfurt
------------------------ ----------------------------------------------
------------------------ ----------------------------------------------
                                                        J.P. Morgan AG
                                                             Frankfurt
------------------------ ----------------------------------------------
------------------------ ----------------------------------------------
NEW ZEALAND                                National Bank of New Zealand
                                                             Wellington
------------------------ ----------------------------------------------
------------------------ ----------------------------------------------
*NIGERIA*                     The Standard Bank of South Africa Limited
                                                           Johannesburg
-----------------------------------------------------------------------

-----------------------------------------------------------------------
------------------------ ----------------------------------------------
NORWAY                                             Den norske Bank ASA
                                                                  Oslo
------------------------ ----------------------------------------------
------------------------ ----------------------------------------------
OMAN                                                    Oman Arab Bank
                                                                Muscat
------------------------ ----------------------------------------------
------------------------ ----------------------------------------------
PAKISTAN                                                 Citibank, N.A.
                                                                Karachi
------------------------ ----------------------------------------------
------------------------ ----------------------------------------------
                                                      Deutsche Bank AG
                                                               Karachi
------------------------ ----------------------------------------------
------------------------ ----------------------------------------------
                                                Standard Chartered Bank
                                                                Karachi
------------------------ -----------------------------------------------
------------------------ -----------------------------------------------
PERU                                           Banco de Credito del Peru
                                                                    Lima
------------------------ ------------------------------------------------
------------------------ ------------------------------------------------
PHILIPPINES                             The Hongkong and Shanghai Banking
                                                      Corporation Limited
                                                                   Manila
------------------------ ------------------------------------------------
------------------------ ------------------------------------------------
POLAND                                         Bank Rozwoju Eksportu S.A.
                                                                  Warsaw
------------------------ ------------------------------------------------
------------------------ ------------------------------------------------
PORTUGAL                                                   J.P. Morgan AG
                                                                Frankfurt
------------------------ ------------------------------------------------
------------------------ ------------------------------------------------
ROMANIA                                                     ING Bank N.V.
                                                                Bucharest
------------------------ ------------------------------------------------
------------------------ ------------------------------------------------
*RUSSIA*                                              JPMorgan Chase Bank
                                                                 New York
                               A/C JPMorgan Chase Bank London (USD NOSTRO
                                                                 Account)
------------------------ ------------------------------------------------
------------------------ ------------------------------------------------
                                                      JPMorgan Chase Bank
                                                                 New York
                               A/C JPMorgan Chase Bank London (USD NOSTRO
                                                                 Account)
-------------------------------------------------------------------------

-------------------------------------------------------------------------
------------------------ ------------------------------------------------
SINGAPORE                           Oversea-Chinese Banking Corporation
                                                              Singapore
------------------------ ------------------------------------------------
------------------------ ------------------------------------------------
SLOVAK REPUBLIC                             Vseobecno Uverova Banka S.A.
                                                             Bratislava
------------------------ ------------------------------------------------
------------------------ ------------------------------------------------
SLOVENIA                      Bank Austria Creditanstalt d.d. Ljubljana
                                                              Ljubljana
------------------------ ------------------------------------------------
------------------------ ------------------------------------------------
SOUTH AFRICA                  The Standard Bank of South Africa Limited
                                                          Johannesburg
------------------------ ------------------------------------------------
------------------------ ------------------------------------------------
SOUTH KOREA                          The Hongkong and Shanghai Banking
                                                   Corporation Limited
                                                                 Seoul
------------------------ ------------------------------------------------
------------------------ ------------------------------------------------
                                               Standard Chartered Bank
                                                                 Seoul
------------------------ ------------------------------------------------
------------------------ ------------------------------------------------
SPAIN                                                   J.P. Morgan AG
                                                             Frankfurt
------------------------ ------------------------------------------------
------------------------ ------------------------------------------------
SRI LANKA                            The Hongkong and Shanghai Banking
                                                   Corporation Limited
                                                               Colombo
------------------------ ------------------------------------------------
------------------------ ------------------------------------------------
SWEDEN                                           Svenska Handelsbanken
                                                             Stockholm
------------------------ ------------------------------------------------
------------------------ ------------------------------------------------
SWITZERLAND                                                     UBS AG
                                                                Zurich
------------------------ ------------------------------------------------
------------------------ ------------------------------------------------
TAIWAN                                             JPMorgan Chase Bank
                                                                Taipei
------------------------ ------------------------------------------------
------------------------ ------------------------------------------------
                                     The Hongkong and Shanghai Banking
                                                   Corporation Limited
                                                                Taipei
------------------------ ------------------------------------------------
------------------------ -----------------------------------------------
THAILAND                                       Standard Chartered Bank
                                                               Bangkok
------------------------ ------------------------------------------------
------------------------ ------------------------------------------------
TUNISIA                   Banque Internationale Arabe de Tunisie, S.A.
                                                                Tunis
------------------------ ------------------------------------------------
------------------------ ------------------------------------------------
TURKEY                                            JPMorgan Chase Bank
                                                             Istanbul
------------------------ ------------------------------------------------
------------------------ ------------------------------------------------
*UKRAINE*                                             ING Bank Ukraine
                                                                 Kiev
--------------------------------------------------------------------------

-------------------------------------------------------------------------
------------------------ ------------------------------------------------
U.A.E.                                     The National Bank of Abu Dhabi
                                                                Abu Dhabi
------------------------ ------------------------------------------------
------------------------ -------------------------------------------------
U.K.                                            National Westminster Bank
                                                                   London
------------------------ -------------------------------------------------
------------------------ -------------------------------------------------
URUGUAY                                                    BankBoston, N.A
                                                                Montevideo.
------------------------ --------------------------------------------------
------------------------ --------------------------------------------------
U.S.A.                                                  JPMorgan Chase Bank
                                                                   New York
------------------------ ---------------------------------------------------
------------------------ ---------------------------------------------------
VENEZUELA                                                      Citibank, N.A.
                                                                     Caracas
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
VIETNAM                                     The Hongkong and Shanghai Banking
                                                          Corporation Limited
                                                             Ho Chi Minh City
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
ZAMBIA                                        Barclays Bank of Zambia Limited
                                                                       Lusaka
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
ZIMBABWE                                    Barclays Bank of Zimbabwe Limited
                                                                       Harare
------------------------ -----------------------------------------------------


Item 48

     Registrant is party to a management agreement (the "Agreement") with its investment adviser, American Century Investment Management, Inc. ("ACIM"). Under the Agreement, ACIM provides, directly or through affiliates and third parties, virtually all services necessary to manage Registrant's assets, including providing investment advice, obtaining custodial services, portfolio accounting and fund tax preparation, as well as administrative services for the Registrant and its shareholders, such as transfer agency and the printing and distribution of shareholder materials. Registrant provides multiple classes of its series. For the services ACIM provides under the Agreement, ACIM charges each class a single, unified fee equal to a predetermined annual percentage of the class's daily net assets. This unified fee rate varies by class as indicated below. The difference in the fee structure among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the adviser for core investment advisory services. Although the core investment advisory expense does not vary by class, the Agreement does not separately state this rate. As a result, Registrant's response to Item 48 reflects the unified fee rate specified in the Agreement for each class.

Series No. 1

Fund Average Net Assets    Investor  Advisor  Institutional
Up to $1 billion                1.00%   0.75%      0.80%
$1 billion and over             0.90%   0.65%      0.70%
Series No. 2

Fund Average Net Assets        Investor  Advisor  Institutional    C Class
Up to $1 billion                1.10%    0.85%       0.90%          1.10%
$1 billion and over             1.00%    0.75%       0.80%          1.00%


Series No. 3

                             Investor   Advisor    Institutional       C  Class
Fund Average Net Assets
Up to $1 billion             1.20%      0.95%         1.00%             1.20%
$1 billion and over          1.10%      0.85%         0.90%             1.10%



Series Number:  1

72DD) 1. Total income dividends for which record date passed during the period ($000's omitted)
         Investor Class               5634
         2.Dividends for a second class of open-end company shares
         Advisor Class                  410
         Institutional Class            406

73A) 1. Dividends from net investment income
         Investor Class             $0.1298
          2. Dividends for a second class of open-end company shares
         Advisor Class              $0.1174
         Institutional Class        $0.1399

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class                48491
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
         Advisor Class                 6825
         Institutional Class           3005


77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $4.94
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)
         Advisor Class              $4.93
         Institutional Class        $4.94





Series Number:  2

72DD) 1. Total income dividends for which record date passed during the period ($000's omitted)
         Investor Class                 10791
         2.Dividends for a second class of open-end company shares
         Advisor Class                   1241
         Institutional Class             2238
         C Class                            1

73A) 1. Dividends from net investment income
         Investor Class             $0.1068
          2. Dividends for a second class of open-end company shares
         Advisor Class              $0.0933
         Institutional Class        $0.1179

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class                103104
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
         Advisor Class                  22465
         Institutional Class            19690
         C Class                           91

77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $5.40
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)
         Advisor Class              $5.40
         Institutional Class        $5.40
         C Class                    $5.39


Series Number:  3

72DD) 1. Total income dividends for which record date passed during the period ($000's omitted)
         Investor Class                4402
         2.Dividends for a second class of open-end company shares
         Advisor Class                  504
         Institutional Class            526
         C Class                          -

73A) 1. Dividends from net investment income
         Investor Class             $0.0961
          2. Dividends for a second class of open-end company shares
         Advisor Class              $0.0809
         Institutional Class        $0.1095
         C Class                    $0.0957

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class                51975
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
         Advisor Class               13693
         Institutional Class          4789
         C Class                       180

77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $5.78
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)
         Advisor Class              $5.77
         Institutional Class        $5.80
         C Class                    $5.72